UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Smith Barney

S&P 500 Index Shares

A Class of Shares of the
Smith Barney S&P 500 Index Fund

EXPERIENCE

A N N U A L  R E P O R T

DECEMBER 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney S&P 500 Index Fund

Annual Report • December 31, 2005

What’s Inside
	Letter from the Chairman	I
	Manager Overview	1
	Fund at a Glance	4
	Fund Expenses	5
	Fund Performance	7
	Historical Performance	8
	Schedule of Investments	9
	Statement of Assets and Liabilities	25
	Statement of Operations	26
Fund Objective The Fund’s goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Standard & Poor’s 500® Composite Stock Price Index.	Statements of Changes in Net Assets	27
	Financial Highlights	28
	Notes to Financial Statements	30
	Report of Independent Registered Public Accounting Firm	39
	Board Approval of Advisory Agreement	40
	Additional Information	47
	Additional Shareholder Information	51
	Important Tax Information	52

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.

Looking at the fiscal year as a whole, mid-cap stocks out-performed their large- and small-cap counterparts, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed

Smith Barney S&P 500 Index Fund	I

growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment advisory contract between the Fund and the Manager which became effective on December 1, 2005.

On or about April 7, 2006, the Smith Barney S&P 500 Index Fund will be renamed Legg Mason Partners S&P 500 Index Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II	Smith Barney S&P 500 Index Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
v	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Smith Barney S&P 500 Index Fund	III

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Manager Overview

Special Shareholder Notice

Effective February 1, 2006, Charles Ko and Michael D. Soares, investment officers of TIMCO Asset Management, Inc., the Fund’s investment manager (the “manager”), will assume portfolio management responsibility for the Fund. Mr. Ko and Mr. Soares are each portfolio managers of Batterymarch Financial Management, Inc. (“Batterymarch”), which, like the manager, is a subsidiary of Legg Mason, Inc. Mr. Ko joined Batterymarch in 2000 and has seven years of investment experience. Mr. Soares joined Batterymarch in 1996 and has 11 years of investment experience.

Q.	What were the overall market conditions during the Fund’s reporting period?

A. With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve Board (“Fed”)i has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for a sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal funds. Since cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. Rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

Performance Review

For the 12 months ended December 31, 2005, Smith Barney Shares of the Smith Barney S&P 500 Index Fund returned 4.19%. These shares underperformed the Lipper S&P 500 Index Objective Funds Category Average,1 which increased 4.36% over the same time frame. The Fund’s unmanaged benchmark, the S&P 500 Index,ii returned 4.91% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 166 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney S&P 500 Index Fund 2005 Annual Report	1

Performance Snapshot as of December 31, 2005 (unaudited)
	6 Months	12 Months
S&P 500 Index Fund—Smith Barney Shares	5.48%	4.19%
S&P 500 Index	5.76%	4.91%
Lipper S&P 500 Index Objective Funds Category Average	5.47%	4.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Management has agreed to cap the Smith Barney S&P 500 Index Shares’ net annual operating expenses at 0.59%. Management may not discontinue or modify this cap without the approval of the Trust’s Trustees. Absent this cap, performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 171 funds for the 6-month period and among the 166 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

A. Our performance analysis indicated that the energy and financials sectors contributed the most to performance. Conversely, the telecommunication services and consumer discretionary sectors were the biggest detractors from performance.

What were the leading contributors to performance?

A. In the energy sector, our holdings in Exxon Mobil Corp., ConocoPhillips, and Schlumberger Ltd. contributed to performance. Similarly, in the financials sector, our positions in Citigroup Inc., Lehman Brothers Holdings Inc., and Goldman Sachs Group Inc. also added to the overall result.

What were the leading detractors from performance?

A. In the telecommunication services sector, our holdings in Verizon Communications Inc., Sprint Nextel Corp., and CenturyTel Inc. hurt us. Similarly, we were negatively impacted by positions in eBay Inc., Comcast Corp., and Ford Motor Co.

2	Smith Barney S&P 500 Index Fund 2005 Annual Report

Q.	Were there any significant changes to the Fund during the reporting period?

A.  No, there were no significant changes to the Fund over the period.

Thank you for your investment in the Smith Barney S&P 500 Index Fund—Smith Barney Shares. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

TIMCO Asset Management Inc.

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (3.3%), Exxon Mobil Corp. (3.1%), Citigroup Inc. (2.2%), Microsoft Corp. (2.1%), Procter & Gamble Co. (1.7%), Bank of America Corp. (1.6%), Johnson & Johnson (1.6%), American International Group Inc. (1.6%), Pfizer Inc. (1.5%) and Altria Group Inc. (1.4%). Please refer to pages 9 through 24 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (21.2%), Information Technology (15.0%), Health Care (13.2%), Industrials (11.3%) and Consumer Discretionary (10.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that stock prices are subject to market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the Index or to adjust for relative weightings. The Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

Smith Barney S&P 500 Index Fund 2005 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Information Technology

Financials

Health Care

Industrials

Consumer Discretionary

Consumer Staples

Utilities

Energy

Materials

Telecommunication Services

Short-Term Investments

21.1%

15.0%

13.1%

11.2%

10.7%

9.5%

9.2%

3.3%

3.0%

3.0%

0.9%

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

December 31, 2005

4	Smith Barney S&P 500 Index Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
SB Shares	5.48%	$1,000.00	$1,054.80	0.59%	$3.06
Citi Shares	5.59	1,000.00	1,055.90	0.39	2.02
(1)	For the six months ended December 31, 2005.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures reflect contractual fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of contractual fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of contractual fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney S&P 500 Index Fund 2005 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
SB Shares	5.00%	$1,000.00	$1,022.23	0.59%	$3.01
Citi Shares	5.00	1,000.00	1,023.24	0.39	1.99

(1)	For the six months ended December 31, 2005.
(2)

Expenses (net of contractual fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Smith Barney S&P 500 Index Fund 2005 Annual Report

Fund Performance – Smith Barney

S&P 500 Index Shares(1)

Average Annual Total Returns(2) (unaudited)

Twelve Months Ended 12/31/05	4.19%
Five Years Ended 12/31/05	(0.04)
Inception* through 12/31/05	4.08

Cumulative Total Return(2) (unaudited)

Inception* through 12/31/05	37.62%

(1)	On September 5, 2000, Class A shares were renamed as Smith Barney S&P 500 Index Shares (”SB Shares”).
(2)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date for SB Shares is January 5, 1998.

Smith Barney S&P 500 Index Fund 2005 Annual Report	7

Historical Performance (unaudited)

Value of $10,000 Invested in SB Shares of the Smith Barney S&P 500 Index Fund vs. S&P 500 Index† (January 1998 – December 2005)

$25,000

20,000

15,000

10,000

0

5,000

12/98

1/5/98

12/99

12/00

12/01

12/02

12/03

12/04

12/31/05

$13,762

$14,450

Smith Barney S&P 500 Index Fund – SB Shares

S&P 500 Index

†

Hypothetical illustration of $10,000 invested in SB Shares at inception on January 5, 1998, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s Citi S&P 500 Index Shares (“Citi Shares”) may be greater or less than the SB Shares’ performance indicated on this chart, depending on whether greater or lesser expenses were incurred by shareholders investing in Citi Shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8	Smith Barney S&P 500 Index Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)
SMITH BARNEY S&P 500 INDEX FUND

Shares	Security	Value

COMMON STOCKS — 99.5%
CONSUMER DISCRETIONARY — 10.7%
Auto Components — 0.2%
2,755	Cooper Tire & Rubber Co.	$42,207
6,801	Dana Corp.	48,831
7,933	Goodyear Tire & Rubber Co. *	137,875
8,522	Johnson Controls Inc.	621,339
	Total Auto Components	850,252
Automobiles — 0.3%
82,276	Ford Motor Co.	635,171
25,025	General Motors Corp.	485,986
12,101	Harley-Davidson Inc.	623,080
	Total Automobiles	1,744,237
Distributors — 0.1%
7,719	Genuine Parts Co.	339,018
Diversified Consumer Services — 0.1%
6,443	Apollo Group Inc., Class A Shares *	389,544
14,397	H&R Block Inc.	353,446
	Total Diversified Consumer Services	742,990
Hotels, Restaurants & Leisure — 1.5%
19,148	Carnival Corp.	1,023,843
5,761	Darden Restaurants Inc.	223,988
8,107	Harrah’s Entertainment Inc.	577,948
14,444	Hilton Hotels Corp.	348,245
14,812	International Game Technology	455,913
7,269	Marriott International Inc., Class A Shares	486,805
55,686	McDonald’s Corp.	1,877,732
33,939	Starbucks Corp. *	1,018,509
9,730	Starwood Hotels & Resorts Worldwide Inc.	621,358
5,168	Wendy’s International Inc.	285,584
12,536	Yum! Brands Inc.	587,688
	Total Hotels, Restaurants & Leisure	7,507,613
Household Durables — 0.7%
3,453	Black & Decker Corp.	300,273
5,654	Centex Corp.	404,204
11,993	D.R. Horton Inc.	428,510
6,444	Fortune Brands Inc.	502,761
3,460	KB HOME	251,404
8,190	Leggett & Platt Inc.	188,042
6,062	Lennar Corp., Class A Shares	369,903
3,494	Maytag Corp.	65,757
12,101	Newell Rubbermaid Inc.	287,762
9,533	Pulte Homes Inc.	375,219

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	9

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Household Durables — 0.7% (continued)
2,521	Snap-on Inc.	$94,689
3,227	Stanley Works	155,025
2,982	Whirlpool Corp.	249,772
	Total Household Durables	3,673,321
Internet & Catalog Retail — 0.6%
13,550	Amazon.com Inc. *	638,883
50,454	eBay Inc. *	2,182,135
	Total Internet & Catalog Retail	2,821,018
Leisure Equipment & Products — 0.2%
4,277	Brunswick Corp.	173,903
12,777	Eastman Kodak Co.	298,982
7,964	Hasbro Inc.	160,714
17,709	Mattel Inc.	280,156
	Total Leisure Equipment & Products	913,755
Media — 3.3%
2,984	CCE Spinco Inc. *	39,090
23,872	Clear Channel Communications Inc.	750,774
95,969	Comcast Corp., Class A Shares *	2,491,355
2,671	Dow Jones & Co. Inc.	94,794
3,839	E.W. Scripps Co., Class A Shares	184,349
10,642	Gannett Co. Inc.	644,586
18,895	Interpublic Group of Cos. Inc. *	182,337
3,101	Knight-Ridder Inc.	196,293
16,534	McGraw-Hill Cos. Inc.	853,650
1,853	Meredith Corp.	96,986
6,445	New York Times Co., Class A Shares	170,470
107,406	News Corp., Class A Shares	1,670,163
7,976	Omnicom Group Inc.	678,997
206,192	Time Warner Inc.	3,595,989
11,584	Tribune Co.	350,532
9,861	Univision Communications Inc., Class A Shares *	289,815
68,306	Viacom Inc., Class B Shares	2,226,776
84,977	Walt Disney Co.	2,036,899
	Total Media	16,553,855
Multiline Retail — 1.1%
5,064	Big Lots Inc. *	60,819
2,688	Dillard’s Inc., Class A Shares	66,716
13,872	Dollar General Corp.	264,539
6,957	Family Dollar Stores Inc.	172,464
12,000	Federated Department Stores Inc.	795,960
10,310	J.C. Penney Co. Inc.	573,236
15,247	Kohl’s Corp. *	741,004

See Notes to Financial Statements.

10	Smith Barney S&P 500 Index Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Multiline Retail — 1.1% (continued)
9,721	Nordstrom Inc.	$363,565
4,415	Sears Holdings Corp. *	510,065
38,818	Target Corp.	2,133,826
	Total Multiline Retail	5,682,194
Specialty Retail — 2.2%
8,001	AutoNation Inc. *	173,862
2,438	AutoZone Inc. *	223,687
13,152	Bed Bath & Beyond Inc. *	475,445
18,087	Best Buy Co. Inc.	786,423
6,898	Circuit City Stores Inc.	155,826
25,244	Gap Inc.	445,304
93,936	Home Depot Inc.	3,802,529
15,292	Limited Brands Inc.	341,776
34,539	Lowe’s Cos. Inc.	2,302,370
13,598	Office Depot Inc. *	426,977
3,084	OfficeMax Inc.	78,210
6,005	RadioShack Corp.	126,285
4,923	Sherwin-Williams Co.	223,603
32,295	Staples Inc.	733,419
6,322	Tiffany & Co.	242,069
20,372	TJX Cos. Inc.	473,242
	Total Specialty Retail	11,011,027
Textiles, Apparel & Luxury Goods — 0.4%
16,860	Coach Inc. *	562,112
5,142	Jones Apparel Group Inc.	157,962
4,721	Liz Claiborne Inc.	169,106
8,393	NIKE Inc., Class B Shares	728,429
2,329	Reebok International Ltd.	135,618
3,942	V.F. Corp.	218,150
	Total Textiles, Apparel & Luxury Goods	1,971,377
	TOTAL CONSUMER DISCRETIONARY	53,810,657
CONSUMER STAPLES — 9.5%
Beverages — 2.1%
34,297	Anheuser-Busch Cos. Inc.	1,473,399
3,651	Brown-Forman Corp., Class B Shares	253,087
91,539	Coca-Cola Co.	3,689,937
13,305	Coca-Cola Enterprises Inc.	255,057
8,772	Constellation Brands Inc., Class A Shares *	230,090
2,459	Molson Coors Brewing Co., Class B Shares	164,728
6,037	Pepsi Bottling Group Inc.	172,719
73,352	PepsiCo Inc.	4,333,636
	Total Beverages	10,572,653

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	11

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Food & Staples Retailing — 2.4%
16,254	Albertson’s Inc.	$347,023
20,898	Costco Wholesale Corp.	1,033,824
36,021	CVS Corp.	951,675
31,937	Kroger Co. *	602,971
19,820	Safeway Inc.	468,941
6,036	SUPERVALU INC.	196,049
27,468	Sysco Corp.	852,882
110,470	Wal-Mart Stores Inc.	5,169,996
44,709	Walgreen Co.	1,978,820
5,813	Whole Foods Market Inc.	449,868
	Total Food & Staples Retailing	12,052,049
Food Products — 1.0%
28,956	Archer-Daniels-Midland Co.	714,055
8,291	Campbell Soup Co.	246,823
22,994	ConAgra Foods Inc.	466,318
15,664	General Mills Inc.	772,549
14,784	H.J. Heinz Co.	498,516
7,963	Hershey Co.	439,956
11,376	Kellogg Co.	491,671
5,985	McCormick & Co. Inc., Non Voting Shares	185,056
33,666	Sara Lee Corp.	636,287
10,985	Tyson Foods Inc., Class A Shares	187,844
7,911	Wm. Wrigley Jr. Co.	526,002
	Total Food Products	5,165,077
Household Products — 2.3%
6,678	Clorox Co.	379,911
22,935	Colgate-Palmolive Co.	1,257,985
20,686	Kimberly-Clark Corp.	1,233,920
148,196	Procter & Gamble Co.	8,577,584
	Total Household Products	11,449,400
Personal Products — 0.2%
3,358	Alberto-Culver Co.	153,629
20,291	Avon Products Inc.	579,308
	Total Personal Products	732,937
Tobacco — 1.5%
92,025	Altria Group Inc.	6,876,108
3,798	Reynolds American Inc.	362,063
7,173	UST Inc.	292,874
	Total Tobacco	7,531,045
	TOTAL CONSUMER STAPLES	47,503,161

See Notes to Financial Statements.

12	Smith Barney S&P 500 Index Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

ENERGY — 9.3%
Energy Equipment & Services — 1.7%
15,095	Baker Hughes Inc.	$917,474
14,298	BJ Services Co.	524,308
22,682	Halliburton Co.	1,405,377
6,967	Nabors Industries Ltd. *	527,750
7,737	National-Oilwell Varco Inc. *	485,110
6,043	Noble Corp.	426,273
4,764	Rowan Cos. Inc. *	169,789
26,060	Schlumberger Ltd.	2,531,729
14,587	Transocean Inc. *	1,016,568
15,324	Weatherford International Ltd. *	554,729
	Total Energy Equipment & Services	8,559,107
Oil, Gas & Consumable Fuels — 7.6%
3,549	Amerada Hess Corp.	450,084
10,507	Anadarko Petroleum Corp.	995,538
14,529	Apache Corp.	995,527
16,731	Burlington Resources Inc.	1,442,212
99,258	Chevron Corp.	5,634,877
61,296	ConocoPhillips	3,566,201
19,633	Devon Energy Corp.	1,227,848
29,300	El Paso Corp.	356,288
10,674	EOG Resources Inc.	783,151
275,096	Exxon Mobil Corp.	15,452,142
5,132	Kerr-McGee Corp.	466,294
4,645	Kinder Morgan Inc.	427,108
16,173	Marathon Oil Corp.	986,068
7,291	Murphy Oil Corp.	393,641
17,745	Occidental Petroleum Corp.	1,417,471
6,045	Sunoco Inc.	473,807
27,233	Valero Energy Corp.	1,405,223
25,308	Williams Cos. Inc.	586,386
16,088	XTO Energy Inc.	706,907
	Total Oil, Gas & Consumable Fuels	37,766,773
	TOTAL ENERGY	46,325,880
FINANCIALS — 21.2%
Capital Markets — 3.1%
33,978	Bank of New York Co. Inc.	1,082,199
5,014	Bear Stearns Cos. Inc.	579,267
45,493	Charles Schwab Corp.	667,382
18,047	E*TRADE Financial Corp. *	376,460
3,801	Federated Investors Inc., Class B Shares	140,789
6,551	Franklin Resources Inc.	615,860
19,933	Goldman Sachs Group Inc.	2,545,644
9,654	Janus Capital Group Inc.	179,854
11,827	Lehman Brothers Holdings Inc.	1,515,867

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	13

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Capital Markets — 3.1% (continued)
18,500	Mellon Financial Corp.	$633,625
40,634	Merrill Lynch & Co. Inc.	2,752,141
47,646	Morgan Stanley	2,703,434
8,238	Northern Trust Corp.	426,893
14,466	State Street Corp.	801,995
5,756	T. Rowe Price Group Inc.	414,605
	Total Capital Markets	15,436,015
Commercial Banks — 5.7%
15,427	AmSouth Bancorp.	404,342
177,535	Bank of America Corp.	8,193,240
23,961	BB&T Corp.	1,004,205
7,338	Comerica Inc.	416,505
5,530	Compass Bancshares Inc.	267,044
24,545	Fifth Third Bancorp.	925,837
5,616	First Horizon National Corp.	215,879
10,044	Huntington Bancshares Inc.	238,545
18,053	KeyCorp	594,485
3,514	M&T Bank Corp.	383,202
9,269	Marshall & Ilsley Corp.	398,938
24,397	National City Corp.	819,007
21,013	North Fork Bancorporation Inc.	574,916
12,902	PNC Financial Services Group Inc.	797,731
20,250	Regions Financial Corp.	691,740
15,967	SunTrust Banks Inc.	1,161,759
13,764	Synovus Financial Corp.	371,765
80,328	U.S. Bancorp	2,401,004
68,661	Wachovia Corp.	3,629,420
73,907	Wells Fargo & Co.	4,643,577
4,628	Zions Bancorporation	349,692
	Total Commercial Banks	28,482,833
Consumer Finance — 1.3%
54,879	American Express Co.	2,824,073
13,250	Capital One Financial Corp.	1,144,800
55,527	MBNA Corp.	1,507,558
18,484	SLM Corp.	1,018,284
	Total Consumer Finance	6,494,715
Diversified Financial Services — 3.8%
10,863	Ameriprise Financial Inc.	445,383
8,861	CIT Group Inc.	458,822
223,624	Citigroup Inc.	10,852,473
154,710	JPMorgan Chase & Co.	6,140,440
10,948	Moody’s Corp.	672,426
12,428	Principal Financial Group Inc.	589,460
	Total Diversified Financial Services	19,159,004

See Notes to Financial Statements.

14	Smith Barney S&P 500 Index Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Insurance — 4.9%
14,269	ACE Ltd.	$762,535
22,080	AFLAC Inc.	1,024,954
28,659	Allstate Corp.	1,549,592
4,636	Ambac Financial Group Inc.	357,250
114,730	American International Group Inc.	7,828,028
14,154	Aon Corp.	508,836
8,819	Chubb Corp.	861,175
7,737	Cincinnati Financial Corp.	345,689
16,706	Genworth Financial Inc., Class A Shares	577,694
13,280	Hartford Financial Services Group Inc.	1,140,619
5,966	Jefferson-Pilot Corp.	339,644
7,697	Lincoln National Corp.	408,172
5,995	Loews Corp.	568,626
24,085	Marsh & McLennan Cos. Inc.	764,940
5,904	MBIA Inc.	355,185
33,444	MetLife Inc.	1,638,756
8,725	Progressive Corp.	1,018,906
22,326	Prudential Financial Inc.	1,634,040
5,494	SAFECO Corp.	310,411
30,595	St. Paul Travelers Cos. Inc.	1,366,679
4,584	Torchmark Corp.	254,870
13,228	UnumProvident Corp.	300,937
7,738	XL Capital Ltd., Class A Shares	521,386
	Total Insurance	24,438,924
Real Estate — 0.7%
4,188	Apartment Investment and Management Co., Class A Shares	158,600
9,404	Archstone-Smith Trust	393,934
17,920	Equity Office Properties Trust	543,514
12,791	Equity Residential	500,384
8,163	Plum Creek Timber Co. Inc.	294,276
10,814	ProLogis	505,230
3,621	Public Storage Inc.	245,214
8,218	Simon Property Group Inc.	629,745
5,211	Vornado Realty Trust	434,962
	Total Real Estate	3,705,859
Thrifts & Mortgage Finance — 1.7%
26,469	Countrywide Financial Corp.	904,975
42,812	Fannie Mae	2,089,654
30,515	Freddie Mac	1,994,155
11,281	Golden West Financial Corp.	744,546
4,013	MGIC Investment Corp.	264,136
15,767	Sovereign Bancorp Inc.	340,883
43,591	Washington Mutual Inc.	1,896,208
	Total Thrifts & Mortgage Finance	8,234,557
	TOTAL FINANCIALS	105,951,907

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	15

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

HEALTH CARE — 13.2%
Biotechnology — 1.5%
54,536	Amgen Inc. *	$4,300,709
8,213	Applera Corp. - Applied Biosystems Group	218,137
15,010	Biogen Idec Inc. *	680,403
4,829	Chiron Corp. *	214,697
11,423	Genzyme Corp. *	808,520
20,218	Gilead Sciences Inc. *	1,064,074
10,880	MedImmune Inc. *	381,018
	Total Biotechnology	7,667,558
Health Care Equipment & Supplies — 2.1%
2,391	Bausch & Lomb Inc.	162,349
27,619	Baxter International Inc.	1,039,855
11,158	Becton, Dickinson, & Co.	670,373
11,061	Biomet Inc.	404,501
26,125	Boston Scientific Corp. *	639,801
4,647	C.R. Bard Inc.	306,330
5,429	Fisher Scientific International Inc. *	335,838
14,660	Guidant Corp.	949,235
7,082	Hospira Inc. *	302,968
53,445	Medtronic Inc.	3,076,829
2,280	Millipore Corp. *	150,571
5,865	PerkinElmer Inc.	138,179
16,189	St. Jude Medical Inc. *	812,688
12,930	Stryker Corp.	574,480
7,105	Thermo Electron Corp. *	214,074
4,897	Waters Corp. *	185,106
10,954	Zimmer Holdings Inc. *	738,738
	Total Health Care Equipment & Supplies	10,701,915
Health Care Providers & Services — 3.2%
12,637	Aetna Inc.	1,191,795
9,248	AmerisourceBergen Corp.	382,867
18,894	Cardinal Health Inc.	1,298,962
19,848	Caremark Rx Inc. *	1,027,928
5,561	CIGNA Corp.	621,164
7,190	Coventry Health Care Inc. *	409,542
6,443	Express Scripts Inc. *	539,923
18,692	HCA Inc.	943,946
10,937	Health Management Associates Inc., Class A Shares	240,177
7,235	Humana Inc. *	393,078
10,190	IMS Health Inc.	253,935
5,910	Laboratory Corp. of America Holdings *	318,254
3,452	Manor Care Inc.	137,286
13,582	McKesson Corp.	700,695
13,599	Medco Health Solutions Inc. *	758,824
6,124	Patterson Cos. Inc. *	204,542

See Notes to Financial Statements.

16	Smith Barney S&P 500 Index Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Health Care Providers & Services — 3.2% (continued)
7,290	Quest Diagnostics Inc.	$375,289
20,595	Tenet Healthcare Corp. *	157,758
56,016	UnitedHealth Group Inc.	3,480,834
28,863	WellPoint Inc. *	2,302,979
	Total Health Care Providers & Services	15,739,778
Pharmaceuticals — 6.4%
68,616	Abbott Laboratories (a)	2,705,529
5,837	Allergan Inc.	630,163
86,534	Bristol-Myers Squibb Co.	1,988,551
50,247	Eli Lilly & Co.	2,843,478
14,891	Forest Laboratories Inc. *	605,766
131,508	Johnson & Johnson	7,903,631
10,582	King Pharmaceuticals Inc. *	179,047
96,619	Merck & Co. Inc.	3,073,450
9,687	Mylan Laboratories Inc.	193,353
325,909	Pfizer Inc.	7,600,198
65,299	Schering-Plough Corp.	1,361,484
4,497	Watson Pharmaceuticals Inc. *	146,197
59,315	Wyeth	2,732,642
	Total Pharmaceuticals	31,963,489
	TOTAL HEALTH CARE	66,072,740
INDUSTRIALS — 11.3%
Aerospace & Defense — 2.2%
35,678	Boeing Co.	2,506,023
8,920	General Dynamics Corp.	1,017,326
5,469	Goodrich Corp.	224,776
37,221	Honeywell International Inc.	1,386,482
5,308	L-3 Communications Holdings Inc.	394,650
15,830	Lockheed Martin Corp.	1,007,263
15,701	Northrop Grumman Corp.	943,787
19,719	Raytheon Co.	791,718
7,610	Rockwell Collins Inc.	353,636
45,003	United Technologies Corp.	2,516,118
	Total Aerospace & Defense	11,141,779
Air Freight & Logistics — 1.0%
13,399	FedEx Corp.	1,385,323
2,822	Ryder System Inc.	115,758
48,755	United Parcel Service Inc., Class B Shares	3,663,938
	Total Air Freight & Logistics	5,165,019
Airlines — 0.1%
30,751	Southwest Airlines Co.	505,239

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	17

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Building Products — 0.2%
8,142	American Standard Cos. Inc.	$325,273
18,812	Masco Corp.	567,934
	Total Building Products	893,207
Commercial Services & Supplies — 0.7%
9,563	Allied Waste Industries Inc. *	83,581
4,877	Avery Dennison Corp.	269,552
45,396	Cendant Corp.	783,081
6,100	Cintas Corp.	251,198
5,714	Equifax Inc.	217,246
5,458	Monster Worldwide Inc. *	222,795
10,055	Pitney Bowes Inc.	424,824
9,562	R.R. Donnelley & Sons Co.	327,116
7,502	Robert Half International Inc.	284,251
24,424	Waste Management Inc.	741,268
	Total Commercial Services & Supplies	3,604,912
Construction & Engineering — 0.1%
3,862	Fluor Corp.	298,378
Electrical Equipment — 0.5%
7,650	American Power Conversion Corp.	168,300
4,066	Cooper Industries Ltd., Class A Shares	296,818
18,174	Emerson Electric Co.	1,357,598
7,886	Rockwell Automation Inc.	466,536
	Total Electrical Equipment	2,289,252
Industrial Conglomerates — 4.4%
33,567	3M Co.	2,601,443
467,030	General Electric Co.	16,369,401
5,876	Textron Inc.	452,334
89,008	Tyco International Ltd.	2,568,771
	Total Industrial Conglomerates	21,991,949
Machinery — 1.4%
30,067	Caterpillar Inc.	1,736,971
2,083	Cummins Inc.	186,908
10,525	Danaher Corp.	587,084
10,685	Deere & Co.	727,755
9,000	Dover Corp.	364,410
6,551	Eaton Corp.	439,507
9,066	Illinois Tool Works Inc.	797,717
14,648	Ingersoll-Rand Co., Ltd., Class A Shares	591,340
4,093	ITT Industries Inc.	420,842
2,747	Navistar International Corp. *	78,619
7,517	PACCAR Inc.	520,402
5,423	Pall Corp.	145,662
5,322	Parker Hannifin Corp.	351,039
	Total Machinery	6,948,256

See Notes to Financial Statements.

18	Smith Barney S&P 500 Index Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Road & Rail — 0.7%
16,512	Burlington Northern Santa Fe Corp.	$1,169,380
9,620	CSX Corp.	488,407
17,999	Norfolk Southern Corp.	806,895
11,693	Union Pacific Corp.	941,404
	Total Road & Rail	3,406,086
Trading Companies & Distributors — 0.0%
3,338	W. W. Grainger Inc.	237,332
	TOTAL INDUSTRIALS	56,481,409
INFORMATION TECHNOLOGY — 15.0%
Communications Equipment — 2.7%
5,236	ADC Telecommunications Inc. *	116,972
7,074	Andrew Corp. *	75,904
18,566	Avaya Inc. *	198,099
25,826	Ciena Corp. *	76,703
271,545	Cisco Systems Inc. *	4,648,850
8,960	Comverse Technology Inc. *	238,246
67,342	Corning Inc. *	1,323,944
74,030	JDS Uniphase Corp. *	174,711
196,341	Lucent Technologies Inc. *	522,267
110,213	Motorola Inc.	2,489,712
72,721	QUALCOMM Inc.	3,132,821
6,781	Scientific-Atlanta Inc.	292,058
19,630	Tellabs Inc. *	213,967
	Total Communications Equipment	13,504,254
Computers & Peripherals — 3.7%
37,215	Apple Computer Inc. *	2,675,386
104,045	Dell Inc. *	3,120,309
105,654	EMC Corp. *	1,439,007
11,624	Gateway Inc. *	29,176
126,614	Hewlett-Packard Co.	3,624,959
69,838	International Business Machines Corp.	5,740,684
5,113	Lexmark International Inc., Class A Shares *	229,216
8,053	NCR Corp. *	273,319
16,486	Network Appliance Inc. *	445,122
3,564	QLogic Corp. *	115,866
150,647	Sun Microsystems Inc. *	631,211
	Total Computers & Peripherals	18,324,255
Electronic Equipment & Instruments — 0.3%
18,157	Agilent Technologies Inc. *	604,446
7,699	Jabil Circuit Inc. *	285,556
6,433	Molex Inc.	166,936
22,753	Sanmina-SCI Corp. *	96,928
40,874	Solectron Corp. *	149,599

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	19

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Electronic Equipment & Instruments — 0.3% (continued)
10,979	Symbol Technologies Inc.	$140,751
3,605	Tektronix Inc.	101,697
	Total Electronic Equipment & Instruments	1,545,913
Internet Software & Services — 0.4%
55,875	Yahoo! Inc. *	2,189,183
IT Services — 1.0%
5,516	Affiliated Computer Services Inc., Class A Shares *	326,437
25,499	Automatic Data Processing Inc.	1,170,149
8,148	Computer Sciences Corp. *	412,615
6,310	Convergys Corp. *	100,013
22,988	Electronic Data Systems Corp.	552,632
14	Enterasys Networks Inc. *	186
33,803	First Data Corp.	1,453,867
8,178	Fiserv Inc. *	353,862
14,743	Paychex Inc.	562,003
5,883	Sabre Holdings Corp., Class A Shares	141,839
15,360	Unisys Corp. *	89,549
	Total IT Services	5,163,152
Office Electronics — 0.1%
42,522	Xerox Corp. *	622,947
Semiconductors & Semiconductor Equipment — 3.2%
17,859	Advanced Micro Devices Inc. *	546,485
15,929	Altera Corp. *	295,164
16,221	Analog Devices Inc.	581,847
71,837	Applied Materials Inc.	1,288,756
13,509	Applied Micro Circuits Corp. *	34,718
12,765	Broadcom Corp., Class A Shares *	601,870
18,162	Freescale Semiconductor Inc., Class B Shares *	457,138
266,530	Intel Corp.	6,652,589
8,706	KLA-Tencor Corp.	429,467
13,435	Linear Technology Corp.	484,600
17,474	LSI Logic Corp. *	139,792
14,516	Maxim Integrated Products Inc.	526,060
27,449	Micron Technology Inc. *	365,346
15,194	National Semiconductor Corp.	394,740
5,813	Novellus Systems Inc. *	140,210
7,619	NVIDIA Corp. *	278,551
7,830	PMC-Sierra Inc. *	60,369
8,772	Teradyne Inc. *	127,808
71,545	Texas Instruments Inc.	2,294,448
15,427	Xilinx Inc.	388,915
	Total Semiconductors & Semiconductor Equipment	16,088,873

See Notes to Financial Statements.

20	Smith Barney S&P 500 Index Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Software — 3.6%
26,624	Adobe Systems Inc.	$984,023
10,204	Autodesk Inc.	438,262
9,546	BMC Software Inc. *	195,598
7,880	Citrix Systems Inc. *	226,786
20,232	Computer Associates International Inc.	570,340
17,283	Compuware Corp. *	155,029
13,321	Electronic Arts Inc. *	696,821
7,791	Intuit Inc. *	415,260
3,895	Mercury Interactive Corp. *	108,242
404,622	Microsoft Corp.	10,580,865
17,067	Novell Inc. *	150,702
166,300	Oracle Corp. *	2,030,523
12,029	Parametric Technology Corp. *	73,377
23,327	Siebel Systems Inc.	246,800
47,815	Symantec Corp. *	836,762
	Total Software	17,709,390
	TOTAL INFORMATION TECHNOLOGY	75,147,967
MATERIALS — 3.0%
Chemicals — 1.5%
9,843	Air Products & Chemicals Inc.	582,607
3,190	Ashland Inc.	184,701
42,693	Dow Chemical Co.	1,870,807
40,667	E.I. du Pont de Nemours & Co.	1,728,347
3,640	Eastman Chemical Co.	187,788
8,193	Ecolab Inc.	297,160
5,343	Engelhard Corp.	161,091
4,820	Hercules Inc. *	54,466
3,646	International Flavors & Fragrances Inc.	122,141
11,850	Monsanto Co.	918,730
7,414	PPG Industries Inc.	429,271
14,207	Praxair Inc.	752,403
6,316	Rohm & Haas Co.	305,821
3,002	Sigma-Aldrich Corp.	189,997
	Total Chemicals	7,785,330
Construction Materials — 0.1%
4,532	Vulcan Materials Co.	307,043
Containers & Packaging — 0.2%
4,551	Ball Corp.	180,766
4,675	Bemis Co. Inc.	130,292
6,272	Pactiv Corp. *	137,984
3,631	Sealed Air Corp. *	203,953
4,963	Temple-Inland Inc.	222,591
	Total Containers & Packaging	875,586

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	21

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Metals & Mining — 0.8%
38,474	Alcoa Inc.	$1,137,676
3,830	Allegheny Technologies Inc.	138,186
8,121	Freeport-McMoRan Copper & Gold Inc., Class B Shares	436,910
19,785	Newmont Mining Corp.	1,056,519
6,889	Nucor Corp.	459,634
4,500	Phelps Dodge Corp.	647,415
5,024	United States Steel Corp.	241,504
	Total Metals & Mining	4,117,844
Paper & Forest Products — 0.4%
21,685	International Paper Co.	728,833
4,646	Louisiana-Pacific Corp.	127,626
8,081	MeadWestvaco Corp.	226,510
10,782	Weyerhaeuser Co.	715,278
	Total Paper & Forest Products	1,798,247
	TOTAL MATERIALS	14,884,050
TELECOMMUNICATION SERVICES — 3.0%
Diversified Telecommunication Services — 2.2%
172,614	AT&T Inc.	4,227,317
80,882	BellSouth Corp.	2,191,902
5,743	CenturyTel Inc.	190,438
14,758	Citizens Communications Co.	180,490
68,382	Qwest Communications International Inc. *	386,358
122,237	Verizon Communications Inc.	3,681,779
	Total Diversified Telecommunication Services	10,858,284
Wireless Telecommunication Services — 0.8%
16,899	ALLTEL Corp.	1,066,327
130,618	Sprint Nextel Corp.	3,051,236
	Total Wireless Telecommunication Services	4,117,563
	TOTAL TELECOMMUNICATION SERVICES	14,975,847
UTILITIES — 3.3%
Electric Utilities — 1.6%
7,265	Allegheny Energy Inc. *	229,937
17,447	American Electric Power Co. Inc.	647,109
8,776	Cinergy Corp.	372,629
14,445	Edison International	629,946
9,142	Entergy Corp.	627,598
29,488	Exelon Corp.	1,566,992
14,551	FirstEnergy Corp.	712,854
17,494	FPL Group Inc.	727,051
4,332	Pinnacle West Capital Corp.	179,128
16,850	PPL Corp.	495,390

See Notes to Financial Statements.

22	Smith Barney S&P 500 Index Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Electric Utilities — 1.6% (continued)
11,143	Progress Energy Inc.	$489,401
32,816	Southern Co.	1,133,137
	Total Electric Utilities	7,811,172
Gas Utilities — 0.0%
1,968	Nicor Inc.	77,362
1,652	Peoples Energy Corp.	57,936
	Total Gas Utilities	135,298
Independent Power Producers & Energy Traders — 0.6%
28,862	AES Corp. *	456,885
24,678	Calpine Corp. *	5,133
7,925	Constellation Energy Group Inc.	456,480
41,020	Duke Energy Corp.	1,125,999
12,838	Dynegy Inc., Class A Shares *	62,136
21,370	TXU Corp.	1,072,560
	Total Independent Power Producers & Energy Traders	3,179,193
Multi-Utilities — 1.1%
8,991	Ameren Corp.	460,699
13,612	CenterPoint Energy Inc.	174,914
9,616	CMS Energy Corp. *	139,528
10,873	Consolidated Edison Inc.	503,746
15,335	Dominion Resources Inc.	1,183,862
7,901	DTE Energy Co.	341,244
7,638	KeySpan Corp.	272,600
12,153	NiSource Inc.	253,512
15,164	PG&E Corp.	562,888
11,118	Public Service Enterprise Group Inc.	722,336
11,386	Sempra Energy	510,548
9,159	TECO Energy Inc.	157,352
17,806	Xcel Energy Inc.	328,699
	Total Multi-Utilities	5,611,928
	TOTAL UTILITIES	16,737,591
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $478,566,690)	497,891,209

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	23

Schedule of Investments (December 31, 2005) (continued)
Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.8%
$4,244,000	State Street Bank & Trust Co. dated 12/30/05, 3.050% due 1/3/06;
	Proceeds at maturity — $4,245,438; (Fully collateralized by
	U.S. Treasury Bond, 8.125% due 8/15/19; Market value - $4,333,744) (a)
	(Cost — $4,244,000)	$4,244,000
U.S. Government Obligation — 0.1%
500,000	U.S. Treasury Bills, 3.816% due 3/16/06 (b)(c)
	(Cost — $496,115)	496,099
	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $4,740,115)	4,740,099
	TOTAL INVESTMENTS — 100.4% (Cost — $483,306,805#)	502,631,308
	Liabilities in Excess of Other Assets — (0.4)%	(2,027,334)
	TOTAL NET ASSETS — 100.0%	$500,603,974
*	Non-income producing security.
(a)	All or a portion of this security is segregated for open futures contracts.
(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(c)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $494,454,449.

See Notes to Financial Statements.

24	Smith Barney S&P 500 Index Fund 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)
ASSETS:
Investments, at value (Cost — $483,306,805)	$502,631,308
Cash	567
Dividends and interest receivable	662,380
Receivable for Fund shares sold	412,388
Receivable for securities sold	34,030
Prepaid expenses	39,162
Total Assets	503,779,835
LIABILITIES:
Payable for Fund shares repurchased	2,132,747
Payable for securities purchased	579,502
Administration fee payable	102,066
Transfer agent fees payable	90,674
Management fee payable	55,934
Distribution fees payable (Notes 2 and 4)	40,451
Payable to broker — variation margin on open futures contracts	25,175
Trustees’ fees payable	2,514
Deferred compensation payable	669
Accrued expenses	146,129
Total Liabilities	3,175,861
Total Net Assets	$500,603,974
NET ASSETS:
Par value (Note 6)	$39,619
Paid-in capital in excess of par value	508,196,168
Accumulated net realized loss on investments and futures contracts	(26,872,751)
Net unrealized appreciation on investments and futures contracts	19,240,938
Total Net Assets	$500,603,974
Shares Outstanding:
SB Shares	35,832,945
Citi Shares	3,786,532
Net Asset Value:
SB Shares (and redemption price)	$12.63
Citi Shares (and redemption price)	$12.66

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	25

Statement of Operations (For the year ended December 31, 2005)
INVESTMENT INCOME:
Dividends	$9,138,698
Interest	178,137
Total Investment Income	9,316,835
EXPENSES:
Distribution fees (Notes 2 and 4)	912,068
Management fee (Note 2)	752,309
Administration fees (Note 2)	501,539
Transfer agent fees (Notes 2 and 4)	414,240
Shareholder reports (Note 4)	157,926
Custody fees	52,224
Standard and Poor’s license fee	36,762
Registration fees	35,766
Audit and tax	26,306
Legal fees	17,358
Trustees’ fees	12,866
Insurance	7,640
Miscellaneous expenses	4,454
Total Expenses	2,931,458
Less: Expense reimbursements (Note 2)	(65,666)
Net Expenses	2,865,792
Net Investment Income	6,451,043
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From
Investments	(9,389,383)
Futures contracts	353,497
Net Realized Loss	(9,035,886)
Change in Net Unrealized Appreciation/Depreciation From
Investments	23,627,802
Futures contracts	(195,760)
Change in Net Unrealized Appreciation/Depreciation	23,432,042
Net Gain on Investments and Futures Contracts	14,396,156
Increase in Net Assets From Operations	$20,847,199

See Notes to Financial Statements.

26	Smith Barney S&P 500 Index Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)
	2005	2004

OPERATIONS:
Net investment income	$6,451,043	$7,214,694
Net realized loss	(9,035,886)	(1,215,049)
Change in net unrealized appreciation/depreciation	23,432,042	41,332,108
Increase in Net Assets From Operations	20,847,199	47,331,753
DISTRIBUTIONS TO SHAREHOLDERS FROM
(NOTES 1 AND 5):
Net investment income	(6,600,607)	(7,257,636)
Decrease in Net Assets From
Distributions to Shareholders	(6,600,607)	(7,257,636)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	83,013,135	125,891,457
Reinvestment of distributions	6,237,233	6,732,246
Cost of shares repurchased	(114,246,189)	(170,322,085)
Decrease in Net Assets From Fund Share Transactions	(24,995,821)	(37,698,382)
Increase (Decrease) in Net Assets	(10,749,229)	2,375,735
NET ASSETS:
Beginning of year	511,353,203	508,977,468
End of year	$500,603,974	$511,353,203

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	27

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

SB Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$12.28	$11.30	$8.92	$11.63	$13.38
Income (Loss) From Operations:
Net investment income	0.16	0.16	0.12	0.10	0.10
Net realized and unrealized gain (loss)	0.36	0.99	2.37	(2.71)	(1.75)
Total Income (Loss) From Operations	0.52	1.15	2.49	(2.61)	(1.65)
Less Distributions From:
Net investment income	(0.17)	(0.17)	(0.11)	(0.10)	(0.10)
Total Distributions	(0.17)	(0.17)	(0.11)	(0.10)	(0.10)
Net Asset Value, End of Year	$12.63	$12.28	$11.30	$8.92	$11.63
Total Return(2)	4.19%	10.21%	27.95%	(22.47)%	(12.37)%
Net Assets, End of Year (millions)	$453	$467	$466	$332	$380
Ratios to Average Net Assets:
Gross expenses	0.59%	0.58%	0.61%	0.62%	0.60%
Net expenses(3)(4)	0.59	0.57	0.59	0.59	0.59
Net investment income	1.27	1.42	1.19	1.03	0.81
Portfolio Turnover Rate	8%	6%	1%	2%	7%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect contractual fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of contractual fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The administrator has agreed to waive all or a portion of its fees and/or reimburse certain expenses.
(4)	As a result of a contractual expense limitation, the ratio of expenses to average net assets will not exceed 0.59%.

See Notes to Financial Statements.

28	Smith Barney S&P 500 Index Fund 2005 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Citi Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$12.30	$11.32	$8.93	$11.64	$13.39
Income (Loss) From Operations:
Net investment income	0.18	0.19	0.14	0.12	0.13
Net realized and unrealized gain (loss)	0.37	0.99	2.39	(2.72)	(1.76)
Total Income (Loss) From Operations	0.55	1.18	2.53	(2.60)	(1.63)
Less Distributions From:
Net investment income	(0.19)	(0.20)	(0.14)	(0.11)	(0.12)
Total Distributions	(0.19)	(0.20)	(0.14)	(0.11)	(0.12)
Net Asset Value, End of Year	$12.66	$12.30	$11.32	$8.93	$11.64
Total Return(2)	4.47%	10.39%	28.29%	(22.29)%	(12.19)%
Net Assets, End of Year (millions)	$48	$44	$43	$24	$30
Ratios to Average Net Assets:
Gross expenses	0.53%	0.42%	0.42%	0.53%	0.40%
Net expenses(3)(4)	0.39	0.39	0.39	0.39	0.39
Net investment income	1.47	1.61	1.39	1.20	1.01
Portfolio Turnover Rate	8%	6%	1%	2%	7%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect contractual fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of contractual fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The administrator has agreed to waive all or a portion of its fees and/or reimburse certain expenses.
(4)	As a result of a contractual expense limitation, the ratio of expenses to average net assets will not exceed 0.39%.

See Notes to Financial Statements.

Smith Barney S&P 500 Index Fund 2005 Annual Report	29

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney S&P 500 Index Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Investment Trust (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically as a substitution for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

30	Smith Barney S&P 500 Index Fund 2005 Annual Report

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Smith Barney S&P 500 Index Fund 2005 Annual Report	31

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

(a)	$152,975	$—	$(152,975)
(b)	(3,411)	3,411	—
(a)	Reclassifications are primarily due to a taxable overdistribution.
(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.
2.	Management Agreement, Administration Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, TIMCO Asset Management, Inc. (formerly the Travelers Investment Management Company) (the “Manager”), and the Fund’s administrator, Smith Barney Fund Management LLC (“SBFM” or the “Administrator”), previously indirect wholly-owned subsidiaries of Citigroup, have become wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders approved a new investment advisory contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Under the prior advisory agreement and under the new advisory agreement, the Fund pays the Manager an advisory fee calculated at an annual rate of 0.15% of the Fund’s average daily net assets. Under the administration agreement, the Fund pays SBFM an administration fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets.

During the year ended December 31, 2005, the Fund’s SB Shares and Citi Shares had contractual expense limitations in place of 0.59% and 0.39% of the average daily net assets of each class, respectively. During the year ended December 31, 2005, the Administrator reimbursed the Fund for certain expenses amounting to $65,666. These expense limitations may not be discontinued or modified without the approval of the Board of Trustees.

The Fund’s Board has approved PFPC Inc. (“PFPC”), to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581.

The Fund’s Board has approved Boston Financial Data Services, Inc. (“BFDS”), to serve as the sub-transfer agent for the Fund, effective January 1, 2006. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

32	Smith Barney S&P 500 Index Fund 2005 Annual Report

Notes to Financial Statements (continued)

During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent and BFDS acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. BFDS was responsible for shareholder recordkeeping and financial processing for certain shareholder accounts and was paid by CTB. For the period ended December 31, 2005, the Fund paid transfer agent fees of $101,651 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (the “Rule 12b-1 Plan”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

As of December 31, 2005, the Fund has accrued $669 as deferred compensation.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,412,769
Sales	60,381,430

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$99,931,786
Gross unrealized depreciation	(91,754,927)
Net unrealized appreciation	$8,176,859

Smith Barney S&P 500 Index Fund 2005 Annual Report	33

Notes to Financial Statements (continued)

At December 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
S&P 500 Index	19	3/06	$6,043,865	$5,960,300	$(83,565)
4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Plan, the Fund pays a service fee calculated at the annual rate of 0.20% of the average daily net assets for SB shares. There is no service fee incurred by the Fund’s Citi Shares. For the year ended December 31, 2005, total service fees, which are accrued daily and paid monthly, were $912,068.

For the year ended December 31, 2005, total transfer agent fees were as follows:

	SB Shares	Citi Shares
Transfer Agent Fees	$333,880	$80,360

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	SB Shares	Citi Shares
Shareholder Reports Expenses	$126,496	$31,430
5.	Distributions to Shareholders by Class

	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
SB Shares	$5,887,123	$6,528,015
Citi Shares	713,484	729,621
Total	$6,600,607	$7,257,636
6.	Shares of Beneficial Interest

At December 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

34	Smith Barney S&P 500 Index Fund 2005 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
SB Shares
Shares sold	5,575,583	$68,237,556	9,602,725	$110,775,802
Shares issued on reinvestment	434,246	5,527,952	493,796	6,010,726
Shares repurchased	(8,217,713)	(101,118,613)	(13,309,587)	(152,132,587)
Net Decrease	(2,207,884)	$(27,353,105)	(3,213,066)	$(35,346,059)
Citi Shares
Shares sold	1,198,323	$14,775,579	1,302,258	$15,115,655
Shares issued on reinvestment	55,586	709,281	59,132	721,520
Shares repurchased	(1,074,413)	(13,127,576)	(1,553,409)	(18,189,498)
Net Increase (Decrease)	179,496	$2,357,284	(192,019)	$(2,352,323)
7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$6,600,607	$7,257,636
Total Distributions Paid	$6,600,607	$7,257,636

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward*	$(9,698,672)
Other book/tax temporary differences (a)	(6,026,435)
Unrealized appreciation (b)	8,093,294
Total accumulated losses	$(7,631,813)
*

During the taxable year ended December 31, 2005, the Fund utilized $2,546,864 of its capital loss carryover available from prior years. As of December 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2010	$(9,698,672)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain future contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book, tax cost basis of investments in real estate investment trusts and other book/tax basis adjustments.

Smith Barney S&P 500 Index Fund 2005 Annual Report	35

Notes to Financial Statements (continued)

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub- transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a pro-

36	Smith Barney S&P 500 Index Fund 2005 Annual Report

Notes to Financial Statements (continued)

posal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Fund’s investment manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*      *      *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery

Smith Barney S&P 500 Index Fund 2005 Annual Report	37

Notes to Financial Statements (continued)

of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM’s and SBAM’s ability to perform investment management services relating to the Fund.

38	Smith Barney S&P 500 Index Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney S&P 500 Index Fund, a series of Smith Barney Investment Trust, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney S&P 500 Index Fund as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

Smith Barney S&P 500 Index Fund 2005 Annual Report	39

Board Approval of Advisory Agreement (unaudited)

At separate meetings of the Fund’s Board of Trustees, the Board considered the reapproval for an annual period of the Fund’s investment advisory agreement and administration agreement (collectively, the “Agreement”), respectively, pursuant to which TIMCO Asset Management, Inc. (“TIMCO”) provides the Fund with investment advisory services and Smith Barney Fund Management LLC (“SBFM”) provides the Fund with administrative services. TIMCO and SBFM were each wholly-owned subsidiaries of Citigroup, Inc. (“Citigroup”) and are referred to as the “Manager”. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Trustees also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Trustees, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Trustees received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted

40	Smith Barney S&P 500 Index Fund 2005 Annual Report

Board Approval of Advisory Agreement (unaudited) (continued)

information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with man-

Smith Barney S&P 500 Index Fund 2005 Annual Report	41

Board Approval of Advisory Agreement (unaudited) (continued)

agement information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “S&P 500 Index funds” by Lipper, was for the one-, three-and five-year periods ended March 31, 2005. The Fund performed slightly below the median for the each period. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance was competitive compared to the Lipper category average during the second quarter. The Board members noted that they had discussed with Management the reasons for the Fund’s relative underperformance compared to the Lipper category. Based on its review, the Board generally was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of eleven retail front-end load funds (including the Fund) classified as “S&P 500 Index funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual

42	Smith Barney S&P 500 Index Fund 2005 Annual Report

Board Approval of Advisory Agreement (unaudited) (continued)

total expense ratio also was lower than the median of total expense ratios of the other funds in the Expense Group.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that as the Fund’s assets increased over time, the Fund and its shareholders realized economies of scale as certain expenses, such as fixed Fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also were appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

Smith Barney S&P 500 Index Fund 2005 Annual Report	43

Board Approval of Advisory Agreement (unaudited) (continued)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”) and authorized the Fund’s officers to submit the New Advisory Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Advisory Agreement. To assist the Board in its consideration of the New Advisory Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Advisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Advisory Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

44	Smith Barney S&P 500 Index Fund 2005 Annual Report

Board Approval of Advisory Agreement (unaudited) (continued)

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Advisory Agreement, but will remain the same;

(xiii) the terms and conditions of the New Advisory Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

Smith Barney S&P 500 Index Fund 2005 Annual Report	45

Board Approval of Advisory Agreement (unaudited) (continued)

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Advisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

46	Smith Barney S&P 500 Index Fund 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney S&P 500 Index Fund (“Fund”) are managed under the direction of the Smith Barney Investment Trust’s (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1988	Professor, Harvard Business School	49	None
Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1994	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc.	27	None
Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY10901 Birth Year: 1926	Trustee	Since 1994	Chairman of The Dress Barn Inc.	27	The Dress Barn, Inc.
Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1987	Attorney	55	None
Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Trustee	Since 1994	Chief Executive Officer of Performance Learning Systems	27	None

Smith Barney S&P 500 Index Fund 2005 Annual Report	47

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001);

				N/A	N/A
Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 2002 to 2004)	N/A	N/A

48	Smith Barney S&P 500 Index Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Charles Ko TIMCO Asset Management, Inc. (“TIMCO”) 200 Clarendon Street 49th Floor Boston, MA 02116 Birth Year: 1941	Vice President and Investment Officer	Since 2006	Investment Officer of TIMCO (since 2006); Portfolio Manager of Batterymarch Financial Management, Inc. (“Batterymarch”) (since 2003); Quantitative Analyst of Batterymarch (from 2000 to 2003)	N/A	N/A
Michael D. Soares TIMCO 200 Clarendon Street 49th Floor Boston, MA 02116 Birth Year: 1969	Vice President and Investment Officer	Since 2006	Investment Officer of TIMCO (since 2006); Portfolio Manager of Batterymarch (since 2003); Quantitative Analyst of Batterymarch (from 1998 to 2003)	N/A	N/A
Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer of certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002- 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A
John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A
Steven Frank CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2001 to 2005)	N/A	N/A

Smith Barney S&P 500 Index Fund 2005 Annual Report	49

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with CAM	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

50	Smith Barney S&P 500 Index Fund 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for, authority withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Election of Trustees[1]
Nominees:	Votes For	Authority Withheld	Abstentions
Dwight B. Crane	202,941,288.285	4,700,183.371	1,510,436.268
Burt N. Dorsett	202,919,454.820	4,722,016.836	1,510,436.268
Elliot S. Jaffe	202,861,545.001	4,779,926.655	1,510,436.268
Stephen E. Kaufman	202,861,468.289	4,780,003.367	1,510,436.268
Cornelius C. Rose, Jr.	202,921,883.626	4,719,588.030	1,510,436.268
R. Jay Gerken	202,870,010.176	4,771,461.480	1,510,436.268
1	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

On November 29, 2005, a Special Meeting of Shareholders was held to approve a new advisory agreement. The following table provides the number of votes cast for, votes against, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Advisory Agreement	17,003,996.356	617,948.000	3,200,056.995	300,485.000

Smith Barney S&P 500 Index Fund 2005 Annual Report	51

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

Record Date:	12/27/2005
Payable Date:	12/28/2005
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

Please retain this information for your records.

52	Smith Barney S&P 500 Index Fund 2005 Annual Report

Smith Barney S&P 500 Index Fund

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and

Treasurer

Charles Ko

Vice President and

Investment Officer

Michael D. Soares

Vice President and

Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering

Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

TIMCO Asset Management, Inc.

ADMINISTRATOR

Smith Barney Fund

Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor

Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

SUB-TRANSFER AGENT

Boston Financial Data Services

2 Heritage Drive

North Quincy, Massachusetts

02171

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Smith Barney Investment Trust

Smith Barney S&P 500 Index Fund

The Fund is a separate investment fund of Smith Barney Investment
Trust, a Massachusetts business trust.

SMITH BARNEY S&P 500 INDEX FUND

Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference
Room in Washington, D.C., and information on the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330.
To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the
general information of the
shareholders of Smith Barney
Investment Trust –  Smith Barney
S&P 500 Index Fund, but it may
also be used as sales literature
when preceded or accompanied
by the current Prospectus.

This report must be preceded or
accompanied by a free
prospectus. Investors should
consider the Fund’s investment
objectives, risks, charges and
expenses carefully before
investing. The prospectus
contains this and other
important information about the
Fund. Please read the
prospectus carefully before
investing.

www.citigroupam.com

©2005 Legg Mason Investor
Services, LLC.
Member NASD, SIPC

FD02238 2/06           06-9627

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,800 in 2004 and $23,800 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,600 in 2004 and $2,600 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Trust

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Trust during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Investment Trust` Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED–END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Investment Trust

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Investment Trust

Date:	March 10, 2006

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Smith Barney Investment Trust

Date:	March 10, 2006